Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

IO BIOTECH (IEU LS) (Serapis No: 2024-0179; FI No: 97869)

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 19, 2024, is entered into by and between IO BIOTECH, INC., a Delaware corporation (the “Company”), and the European Investment Bank, having its seat at 98-100 Boulevard Konrad Adenauer, L-2950 Luxembourg (together with its successors and permitted assigns, the “Warrantholder”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Warrant Issuance Agreement, by and among the parties hereto, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Warrant Issuance Agreement”).

WHEREAS:

A. The Warrantholder has agreed to provide a loan facility to the Borrower, a wholly-owned subsidiary of the Company, pursuant to that certain Finance Contract, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Finance Contract”).

B. Upon the terms and subject to the conditions of the Warrant Issuance Agreement, the Company has agreed to grant to the Warrantholder the Tranche A Warrants, Tranche B Warrants, and Tranche C Warrants (collectively, the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the Warrant Issuance Agreement. The shares of Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the “Shares.”

C. To induce the Warrantholder to enter into the Finance Contract and Warrant Issuance Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Warrantholder hereby agree as follows:

1. DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

“Business Day” means a day (other than a Saturday or Sunday) on which the Warrantholder and commercial banks are open for general business in Copenhagen, Luxembourg, and New York, New York.

“Final Warrant Issuance Date” means the date in which the Tranche A Warrants, Tranche B Warrants and the Tranche C Warrants have been issued pursuant to the Warrant Issuance Agreement or such earlier date on which the Company has no outstanding obligation to issue Warrants under the Warrant Issuance Agreement.

“Permitted Warrantholder Transferee” means any “Permitted Warrantholder Transferee” (as defined in the Warrant Issuance Agreement) that is assigned rights of the Warrantholder under the Warrant Issuance Agreement in accordance with the terms thereof.

“Person” means any individual or entity including but not limited to any corporation, limited liability company, association, partnership, organization, business, individual, governmental or political subdivision thereof or a governmental agency.

“Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “SEC”).

“Registrable Securities” means the Shares and any Common Stock issued or issuable with respect to the Shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event. Registrable Securities shall cease to be Registrable Securities upon the expiration of the Registration Period (as defined in Section 2(b)).

“Registration Expenses” shall mean all registration and filing fee expenses incurred by the Company in effecting any registration pursuant to this Agreement, including (i) all registration, qualification, and filing fees, printing expenses, and any other fees and expenses associated with filings required to be made with the SEC, FINRA or any other regulatory authority, (ii) all fees and expenses in connection with compliance with or clearing the Registrable Securities for sale under any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses, (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), and (v) all fees and disbursements of counsel for the Warrantholder during the term of this Agreement, in an amount not to exceed $35,000.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, that Registers Registrable Securities, including the related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws. “Registration Statement” shall also include a New Registration Statement, as amended when each became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the SEC.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all similar fees and commissions relating to the Warrantholder’s disposition of the Registrable Securities.

2. REGISTRATION.

(a) Mandatory Registration. The Company shall, as promptly as reasonably practicable and in any event by the later of (i) 30 days following the date on which the warrants are issued pursuant to the Warrant Issuance Agreement and (ii) May 15, 2025, prepare and file with the SEC an initial Registration Statement (the “Initial Registration Statement”) covering the resale of all Registrable Securities issuable in connection with such warrants. Before filing the Registration Statement, the Company shall furnish to the Warrantholder a copy of the Registration Statement. The Warrantholder and their counsel shall have at least six (6) Business Days prior to the anticipated filing date of a Registration Statement to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus (including any documents incorporated by reference therein), prior to its filing with the SEC. The Company shall (a) use its reasonable best efforts to address in each such document prior to being so filed with the SEC such comments as the Warrantholder or its counsel reasonably proposed by the Warrantholder, and (b) not file any Registration Statement or related prospectus or any amendment or supplement thereto containing information regarding the Warrantholder to which Warrantholder reasonably objects, unless such information is required to comply with any applicable law or regulation. The Warrantholder shall furnish all information reasonably requested by the Company and as shall be reasonably required in connection with any registration referred to in this Agreement.

(b) Effectiveness Deadline. The Company shall use its reasonable best efforts to have the Initial Registration Statement and any amendment declared effective by the SEC at the earliest possible date but no later than the earlier of the seventy-fifth (75th) calendar day following the initial filing date of the Initial Registration Statement if the SEC notifies the Company that it will “review” the Initial Registration Statement and (b) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement will not be “reviewed” or will not be subject to further review. The Company shall notify the Warrantholder by e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after the Registration Statement is declared effective or is supplemented and shall provide the Warrantholder with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use reasonable best efforts to keep the Initial Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale of the Registrable Securities covered thereby at all times until the earliest to occur of the following events after the Final Warrant Issuance Date: (i) the date on which the Warrantholder shall have resold all the Registrable Securities covered hereby; and (ii) the date on which the Registrable Securities may be resold or transferred by the Warrantholder without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect, and new certificates for such securities not bearing a legend restricting further transfer have been issued to the Warrantholder (the “Registration Period”). The Initial Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(c) Sufficient Number of Shares Registered. In the event the number of shares available under the Initial Registration Statement at any time is insufficient to cover the Registrable Securities under the Tranche A Warrants, and in connection with the issuance of the Tranche B Warrants and Tranche C Warrants, the Company shall, to the extent necessary and permissible, amend the Initial Registration Statement or file a new registration statement (together with any prospectuses or prospectus supplements thereunder, a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as reasonably practicable, but in any event not later than thirty (30) Business Days after the necessity therefor arises. The Company shall use its reasonable best efforts to have such amendment and/or New Registration Statement become effective as soon as reasonably practicable following the filing thereof.

(d) Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in any Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Company shall be obligated to use reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities) or requires the Warrantholder to be named as an “underwriter,” the Company shall (i) promptly notify each holder of Registrable Securities thereof and (ii) make commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that the Warrantholder is not an “underwriter.” The Warrantholder shall have the right to have its legal counsel, at the Company’s expense, to review and oversee any registration or matters pursuant to this Section 2(d), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which the Warrantholder’s counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not name the Warrantholder as an “underwriter” in such Registration Statement without the prior written consent of the Warrantholder (provided that, in the event the Warrantholder withholds such consent, the Company shall have no obligation hereunder to include any Registrable Securities of the Warrantholder in any Registration Statement covering the resale thereof until such time as the SEC no longer requires the Warrantholder to be named as an “underwriter” in such Registration Statement or the Warrantholder otherwise consents in writing to being so named). Any cutback imposed on the Warrantholder pursuant to this Section 2(d) shall be allocated among the holders of any previously or subsequently registered shares of Common Stock whose shares are subject to the Rule 415 position taken by the SEC on a pro rata basis unless the SEC Restrictions otherwise require.

3. RELATED COMPANY OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, including on the Initial Registration Statement or on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) Notifications. The Company will promptly notify the Warrantholder of the time when any subsequent amendment to the Initial Registration Statement or any New Registration Statement, other than documents incorporated by reference, has been filed with the SEC and/or has become effective or where a receipt has been issued therefor or any subsequent supplement to a prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement, any New Registration Statement or any prospectus or for additional information.

(b) Amendments. The Company will prepare and file with the SEC any amendments, post-effective amendments or supplements to the Initial Registration Statement, any New Registration Statement or any related prospectus, as applicable, that, (a) may be necessary to keep such Registration Statement effective for the Registration Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby, or (b) in the reasonable opinion of the Warrantholder and the Company, may be necessary or advisable in connection with any acquisition or sale of Registrable Securities by the Warrantholder.

(c) Warrantholder Review. The Company will not file any amendment or supplement to the Registration Statement, any New Registration Statement or any prospectus, other than documents incorporated by reference, relating to the Warrantholder, the Registrable Securities or the transactions contemplated hereby unless (A) the Warrantholder and their counsel shall have been advised and afforded the opportunity to review and comment thereon at least six (6) Business Days prior to filing with the SEC and (B) the Company shall have given reasonable due consideration to any comments thereon received from the Warrantholder or their counsel.

(d) Copies Available. The Company will furnish to the Warrantholder and its counsel copies of the Initial Registration Statement, any prospectus thereunder (including all documents incorporated by reference therein), any prospectus supplement thereunder, any New Registration Statement and all amendments to the Initial Registration Statement or any New Registration Statement that are filed with the SEC during the Registration Period (including all documents filed with or furnished to the SEC during such period that are deemed to be incorporated by reference therein), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment) and such other documents as the Warrantholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Warrantholder that are covered by such Registration Statement, in each case as soon as reasonably practicable upon the Warrantholder’s request and in such quantities as the Warrantholder may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document to the Warrantholder to the extent such document is available on EDGAR.

(e) Notification of Stop Orders; Material Changes. The Company shall use its reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as practicable. The Company shall advise the Warrantholder promptly (but in no event later than 48 hours) and shall confirm such advice in writing, in each case: (i) of the Company’s receipt of notice of any request by the SEC or any other federal or state governmental authority for amendment of or a supplement to the Registration Statement or any prospectus or for any additional information; (ii) of the Company’s receipt of notice of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, or any New Registration Statement, or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; and (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in any Registration Statement or any prospectus untrue or which requires the making of any additions to or changes to the statements then made in any Registration Statement or any prospectus in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend any Registration Statement or any prospectus to comply with the Securities Act or any other law. The Company shall not be required to disclose to the Warrantholder the substance of specific reasons of any of the events set forth in clause (i) to (iii) of the immediately preceding sentence (each, a “Suspension Event”), but rather, shall only be required to disclose that the event has occurred. If at any time the SEC, or any other federal or state governmental authority shall issue any stop order suspending the effectiveness of any Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, the Company shall use its reasonable best efforts to obtain the withdrawal of such order at the earliest practicable time. The Company shall furnish to the Warrantholder, without charge, a copy of any correspondence from the SEC or the staff of the SEC, or any other federal or state governmental authority to the Company or its representatives relating to the Initial Registration Statement, any New Registration Statement or any prospectus, or prospectus supplement as the case may be. In the event of a Suspension Event set forth in clause (iii) of the first sentence of this Section 3(e), the Company will use its commercially reasonable efforts to publicly disclose such event as soon as reasonably practicable, or otherwise resolve the matter such that sales under Registration Statements may resume; provided, however, that if the Company has a bona fide business purpose for not making such information public, the Company may suspend the use of all Registration Statements for up to sixty (60) consecutive calendar days; provided, further, that the Company may not suspend the use of all Registration Statements more than twice, or for more than ninety (90) total calendar days, in each case during any twelve-month period.

(f) Confirmation of Effectiveness. If reasonably requested by the Warrantholder at any time in respect of any Registration Statement, the Company shall deliver to the Warrantholder a written confirmation from Company’s counsel of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not such Registration Statement is currently effective and available to the Company for sale of Registrable Securities.

(g) Listing. The Company shall use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the Nasdaq Global Select Market.

(h) Compliance with Applicable Regulation. The Company shall otherwise use best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any similar successor statute (the “Exchange Act”), including, without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Warrantholder in writing if, at any time during the Registration Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Warrantholder is required to deliver a prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(i) Blue-Sky. The Company shall use best efforts to register or qualify or cooperate with the Warrantholder and their counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Warrantholder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(i), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(i), or (iii) file a general consent to service of process in any such jurisdiction.

(j) Rule 144. With a view to making available to the Warrantholder the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Warrantholder to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six (6) months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; (iii) furnish electronically to the Warrantholder upon request, as long as the Warrantholder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Warrantholder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration and (iv) provide any legal opinions reasonably necessary therefor.

(k) Cooperation. The Company shall cooperate with the Warrantholder to facilitate the timely preparation and delivery of certificates or uncertificated shares representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request to the extent permitted by such Registration Statement or Rule 144 to effect sales of Registrable Securities; for the avoidance of doubt, the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System.

(l) Transfer Agent. The Company shall use reasonable best efforts to cause the Company’s transfer agent to remove any restrictive legend from any Registrable Securities, as promptly as practicable following a request pursuant to Sections 3(j) and 3(k). In connection herewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel as to the effectiveness of the Registration Statement or the satisfaction of conditions under Rule 144, as applicable, to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the holder of such Registrable Securities.

4. OBLIGATIONS OF THE WARRANTHOLDER.

(a) Warrantholder Information. The Warrantholder shall provide a completed customary Investor Questionnaire in connection with the registration of the Registrable Securities. The Warrantholder will as promptly as practicable notify the Company of any material change in the information provided hereunder, other than changes in its ownership of Common Stock.

(b) Suspension of Sales. The Warrantholder agrees that, upon receipt of any notice from the Company of the existence of Suspension Event as set forth in Section 3(e), the Warrantholder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Warrantholder’s receipt of a notice from the Company confirming the resolution of such Suspension Event and that such dispositions may again be made.

(c) Warrantholder Cooperation. The Warrantholder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement or New Registration Statement hereunder, unless Warrantholder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

5. EXPENSES OF REGISTRATION.

All Registration Expenses incurred in connection with registrations pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Warrantholder shall be borne by the Warrantholder.

6. INDEMNIFICATION.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Warrantholder and the members, the directors, officers, partners, employees, members, managers, agents, representatives and advisors of the Warrantholder and each Person, if any, who controls the Warrantholder within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, obligation, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs and costs of preparation, reasonable and documented attorneys’ fees, amounts paid in settlement (with the prior consent of the Company, such consent not to be unreasonably withheld) or reasonable and documented expenses, (collectively, “Claims”)) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereof, or (ii) any violation or alleged violation by the Company or any of its subsidiaries of the Securities Act, Exchange Act or any other state securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration of the Registrable Securities (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable out-of-pocket legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Warrantholder or such Indemnified Person specifically for use in such Registration Statement or prospectus and was reviewed and approved in writing by the Warrantholder or such Indemnified Person expressly for use in connection with the preparation of any Registration Statement, any prospectus or any such amendment thereof or supplement thereto, if such in each case if the foregoing was timely made available by the Company; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, and the Indemnified Person was promptly advised in writing not to use the outdated, defective or incorrect prospectus prior to the use giving rise to a violation; (C) shall not be available to the extent such Claim is based on a failure of the Warrantholder to deliver, or cause to be delivered, if required the prospectus to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities; and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Warrantholder pursuant to Section 8.

(b) In connection with the Initial Registration Statement, any New Registration Statement or any prospectus, the Warrantholder agrees to indemnify, hold harmless and defend, the Company, each of its directors, each of its officers who signed the Initial Registration Statement or signs any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages resulting from any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with information about the Warrantholder furnished in writing by the Warrantholder to the Company and reviewed and approved in writing by the

Warrantholder or such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement, any prospectus or any such amendment thereof or supplement thereto. In no event shall the liability of the Warrantholder be greater in amount than the dollar amount of the proceeds (net of all expense paid by the Warrantholder in connection with any claim relating to this Section 6 and the amount of any damages the Warrantholder has otherwise been required to pay by reason of such untrue statement or omission) received by the Warrantholder upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation. Subject to Section 6(d) hereof, the Warrantholder will reimburse any reasonable out-of-pocket legal or other documented expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Warrantholder (which consent shall not be unreasonably conditioned or withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Warrantholder pursuant to Section 8.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or the Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any Person receiving a payment pursuant to this Section 6 which person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) to the person making it.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds (net of all expenses paid by such holder in connection with any claim relating to Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by such seller from the sale of such Registrable Securities giving rise to such contribution obligation.

8. ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Warrantholder; provided, however, that in any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company is a party and in which the Registrable Securities are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Warrantholder in connection with such transaction unless such securities are otherwise freely tradable by the Warrantholder after giving effect to such transaction, and the prior written consent of the Warrantholder shall not be required for such transaction. The Warrantholder may not assign its rights under this Agreement without the prior written consent of the Company; provided, that the Warrantholder may assign, without the prior written consent of the Company, all or a portion of its rights hereunder to either (x) a Permitted Warrantholder Transferee or (y) to any other Person in connection with any transfer of Warrants or Registerable Securities (made in accordance with the terms of the Warrant Issuance Agreement and the Warrants) if, immediately following such transfer, such Person would hold Registerable Securities (for the avoidance of doubt, after giving effect to the full exercise of any Warrants included in such transfer) equal to no less than 25% of the total Registerable Securities then subject to this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the Warrantholder and its successors and permitted assigns.

9. AMENDMENTS AND WAIVERS.

The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, or waived only by a written instrument executed by the Company and the Warrantholder.

10. MISCELLANEOUS.

(a) Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing in the English language and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) three (3) calendar days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt:

i. If to the Company, addressed as follows:
Attention:	IO Biotech, Inc.
Address:	IO Biotech, Inc.
Ole Maaløes Vej 3
DK-2200 Copenhagen N
Denmark

with copies (which shall not constitute notice) to:

Attention:	Devin Smith
General Counsel

Address:	IO Biotech, Inc.
430 E 29th St Suite 940 New York, NY 10016 USA
and:

Attention:	Frank Rahmani
Address:	Sidley Austin LLP
1001 Page Mill Rd., Building 1
Palto Alto, California 94304
USA
Email:	frahmani@sidley.com

ii. If to the Warrantholder, addressed as follows:

Attention:	OPS/EGPF/2-EGILS/[LSB]/[SI]
Address:	The and: European Investment Bank
100 boulevard Konrad Adenauer
L-2950 Luxembourg

with a copy (which shall not constitute notice) to:

Attention:	Matthew K. Warner
Partner
Address:	Clifford Chance US LLP
Two Manhattan West
375 9th Avenue
New York, NY 10019
USA
Email:	matthew.warner@cliffordchance.com

Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.

(b) No Waiver. No waiver of any provision in this Agreement shall be effective without the written consent of the waiving party. No failure or delay on the part of either party hereto in the exercise of any power, right or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other right, power or privilege.

(c) Governing Law; Jurisdiction; Waiver of Trial by Jury; Remedies.

(i) This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the State of New York, without regard to any to principles of conflicts or choice of law in the State of New York or in any other state.

(ii) Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, in any action or proceeding arising out of or relating to this Agreement for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees, to the fullest extent permitted by Applicable Law, that all claims in respect of any such action or proceeding may be heard and determined in such state or federal court sitting in the City of New York in the Borough of Manhattan. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(iii) EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION OR LITIGATION ARISING OUT OF, OR IN CONNECTION WITH, OR RELATING TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.

(iv) The Warrantholder, in addition to being entitled to exercise all rights granted by Applicable Law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement, and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(d) Integration. This Agreement, the Finance Contract, the Warrant Issuance Agreement and the other Finance Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Finance Contract, the Warrant Issuance Agreement and the other Finance Documents supersede all other prior oral or written agreements between the Warrantholder, the Company, their Affiliates and Persons acting on their behalf with respect to the subject matter hereof and thereof.

(e) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Subject to the requirements of Section 8, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(f) Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(g) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

(h) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i) No Strict Construction; Mutual Drafting. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party. This Agreement is the joint product of the Warrantholder and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(j) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(k) Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, stockholder, general or limited partner or member of the Warrantholder or of any affiliates or assignees thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, stockholder, general or limited partner or member of the Warrantholder or of any affiliates or assignees thereof, as such for any obligation of the Warrantholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of date first written above.

COMPANY:
IO BIOTECH, INC.

By:	/s/ Mai-Britt Zocca
Name: Mai-Britt Zocca
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

WARRANTHOLDER:
THE EUROPEAN INVESTMENT BANK

By:	/s/ Maria-Teresa MASSAAD
Name: Maria-Teresa MASSAAD
Title: Head of Division

By:	/s/ Yu ZHANG
Name: Yu ZHANG
Title: Head of Division

[Signature Page to Registration Rights Agreement]